UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2021

SABRA HEALTH CARE REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34950	27-2560479
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 Von Karman Avenue, Suite 550 Irvine, CA	92612
(Address of Principal Executive Offices)	(Zip Code)

(888) 393-8248

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SBRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

Material U.S. Federal Income Tax Considerations

The information included under the heading “Material U.S. Federal Income Tax Considerations” in Exhibit 99.1 is incorporated by reference herein and supersedes and replaces the information under the heading “Material U.S. Federal Income Tax Considerations” in the prospectus dated December 11, 2019 (the “Base Prospectus”), which is (i) a part of the Registration Statement on Form S-3 (File No. 333-235449) filed by Sabra Health Care REIT, Inc. (the “Company”) and Sabra Health Care Limited Partnership with the Securities and Exchange Commission (the “SEC”) on December 11, 2019 (the “Registration Statement”) and (ii) attached to the prospectus supplement dated December 11, 2019 (the “Prospectus Supplement”) filed by the Company with the SEC on December 11, 2019 pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Legal Matters

The information included under the heading “Legal Matters” in Exhibit 99.2 is incorporated by reference herein and supersedes and replaces the information under the heading “Legal Matters” in the Base Prospectus. The information included under the heading “Legal Matters” in Exhibit 99.3 is incorporated by reference herein and supersedes and replaces the information under the heading “Legal Matters” in the Prospectus Supplement.

Exhibit 8.1 supersedes and replaces Exhibit 8.1 to the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

8.1	Opinion of Hogan Lovells US LLP regarding certain tax matters

23.1	Consent of Hogan Lovells US LLP (contained in Exhibit 8.1)

99.1	Material U.S. Federal Income Tax Considerations

99.2	Legal Matters

99.3	Legal Matters

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRA HEALTH CARE REIT, INC.

Date: May 7, 2021	/s/ Harold W. Andrews, Jr.
	Name:	Harold W. Andrews, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Secretary